Exhibit 99.1

Harvard Bioscience Announces Third Quarter 2022 Financial Results

 “Fighting through challenging times while building the company and new technologies for the future.”

HOLLISTON, Mass., November 8, 2022 (GLOBE NEWSWIRE) -- Harvard Bioscience, Inc. (Nasdaq: HBIO) (the “Company”) today announced financial results for the third quarter ended September 30, 2022.

Jim Green, Chairman and CEO, said, "Impacted by a challenging summer, our third quarter revenues were $26.9 million, down 9% from the same quarter prior year. Growth of 6% in our cellular/molecular product revenues were more than offset by a 17% reduction in sales of our higher margin pre-clinical products and a negative currency impact of approximately $1.0 million. Gross margin was down on lower revenue as well as higher costs of labor and materials, in addition to inventory charges related to the discontinuation of certain non-strategic products as a result of our previously communicated portfolio optimization. Operating margin was down from last year mainly on lower sales and lower gross margin.”

Green continued, “In spite of headwinds in the quarter, we expect sequential revenue growth and an improved product mix in Q4 resulting in our gross margins returning to first half levels. Q4 revenue is expected to be in the $30 million dollar range, with adjusted operating margin in the range of 14% to 15%.

We’re very pleased to see our continued investment in research and development deliver three new product introductions. First, our new Ultrospec 7500 is a premium spectrophotometer well known in the academic laboratories now also targeted to the pharma/CRO space. Second is our exclusive continuous glucose monitoring telemetry implants driving new demand in academic, pharma, and government labs focused on ever increasing diabetes. Lastly, we’re excited to see a large Q4 order for our BTX electroporation system using our unique Flat Pack Reaction Chamber to a top pharma company for use in bioproduction. Furthering these initial inroads, we see an emerging value proposition for our BTX system, which is often used in pharmaceutical research and development to create the initial strains of a therapeutic, to be used more broadly in production.”

Green concluded, “Looking to the future, we expect to complete our portfolio optimization and related cost actions in Q4, with anticipated annual improvements of approximately $4.0 million in gross margin and operating expense reductions of approximately $1.5 million as we enter 2023. This leaning activity, combined with improved pricing and exciting new product introductions, is expected to drive new growth and make 2023 the year the company becomes the profitable growth-oriented platform we envisioned.”

Quarterly Financial Results Summary	Q3'22		Q3'21

Revenues	$26.9	million	$29.7	million

Operating (Loss) Income (GAAP)	$(3.8	) million	$0.5	million
Adjusted Operating Income	$0.7	million	$3.9	million
Operating Margin (GAAP)	(14.0)%		1.8%
Adjusted Operating Margin	2.6%		13.3%

Diluted Loss Per Share (GAAP)	$(0.08)		$(0.00)
Diluted Adjusted (Loss) Earnings Per Share	$(0.01)		$0.06

Net Debt*	$45.0	million	$40.9	million

* Debt outstanding less cash and cash equivalents

For more details on performance for the three and nine months ended September 30, 2022, a slide presentation that will be referenced during the webcast referenced below will be posted to our Investor Relations website shortly before the webcast begins.

Please refer to the exhibits below for a reconciliation of certain non-GAAP to GAAP financial measures, including gross margin, operating income, net income and loss, diluted earnings per share and adjusted EBITDA. Please see “Use of Non-GAAP Financial Information” for additional information regarding our use of such adjusted financial information.

Webcast and Conference Call Details

Harvard Bioscience will be hosting a conference call and webcast today at 4:30 p.m. Eastern Time.

Covering Analysts who want to join the call and ask a question must register at https://register.vevent.com/register/BIfdc42727a0284047ada9c0a5a83e52bf. Once registered, you will receive the dial-in numbers and a unique PIN number.

Participants who want to join the audio-only webcast should go to our events and presentations on the investor website at https://protect-us.mimecast.com/s/A_eECW6jjLuZ42nSxJXTS?domain=investor.harvardbioscience.com.

Use of Non-GAAP Financial Information

In this press release, we have included non-GAAP financial information including adjusted operating income, adjusted operating margin, and adjusted earnings per share. We believe that this non-GAAP financial information provides investors with an enhanced understanding of the underlying operations of the business. For the periods presented, these non-GAAP financial measures have excluded certain expenses and income resulting from items that we do not believe are representative of the underlying operations of the business, such as amortization of intangibles related to acquisitions, costs related to acquisition, disposition and integration initiatives, impairment charges, severance, restructuring and other business transformation expenses, and stock-based compensation expense, and litigation settlement expenses. They also exclude the tax impact of the reconciling items. Management believes that this non-GAAP financial information is important in comparing current results with prior period results and is useful to investors and financial analysts in assessing the Company’s operating performance. Any non-GAAP financial statement information included herein is accompanied by a reconciliation to the nearest corresponding GAAP measure which are included as exhibits below in this press release.

The non-GAAP financial information provided in this press release should be considered in addition to, not as a substitute for, the financial information provided and presented in accordance with GAAP and may be different than other companies’ non-GAAP financial information.

About Harvard Bioscience

Harvard Bioscience is a leading developer, manufacturer and seller of technologies, products and services that enable fundamental research, discovery, and pre-clinical testing for drug development. Our customers range from renowned academic institutions and government laboratories, to the world’s leading pharmaceutical, biotechnology and contract research organizations. With operations in North America, Europe, and China, we sell through a combination of direct and distribution channels to customers around the world.

For more information, please visit our website at www.harvardbioscience.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of such words as "will," "guidance," "objectives," "optimistic," "potential," "future," "expects," "plans," "estimates," "continue," "drive," "strategy," "potential," "potentially," "growth," "long-term," "projects," "projected," "intends," "believes," "goals," "sees," "seek," "develop" "possible" "new," "emerging," "opportunity," "pursue" and similar expressions that do not relate to historical matters. Forward-looking statements in this press release or that may be made during our conference call may include, but are not limited to, statements or inferences about the Company's or management's beliefs or expectations, the Company's anticipated future revenues and earnings, the strength of the Company's market position and business model, industry outlook, the impact of the COVID-19 pandemic and related supply chain disruptions on the Company’s business, the Company's business strategy, the positioning of the Company for growth, the market demand and opportunity for the Company's current products, or products it is developing or intends to develop, and the Company's plans, objectives and intentions that are not historical facts. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Investors should note that many factors, as more fully described under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, and in our other filings with the Securities and Exchange Commission and as otherwise enumerated herein or therein may cause the Company's actual results to differ materially from those in the forward-looking statements. The forward-looking statements in this press release are qualified by these risk factors. The Company's results may also be affected by factors of which the Company is not currently aware. The Company may not update these forward-looking statements, even though its situation may change in the future, unless it has obligations under the federal securities laws to update and disclose material developments related to previously disclosed information.

Investor Inquiries:

Michael Rossi

Chief Financial Officer

(508)893-8999

mrossi@harvardbioscience.com

HARVARD BIOSCIENCE, INC.

Consolidated Statements of Operations

(unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021

Revenues	$26,922	$29,663	$84,908	$85,849
Cost of revenues	14,750	13,355	39,922	37,757
Gross profit	12,172	16,308	44,986	48,092

Operating expenses:
Sales and marketing expenses	5,819	6,183	19,093	17,299
General and administrative expenses	6,324	5,458	18,630	18,190
Research and development expenses	2,763	2,660	9,480	7,848
Amortization of intangible assets	1,572	1,459	4,492	4,388
Settlement of litigation, net	(544)	-	(233)	-
Total operating expenses	15,934	15,760	51,462	47,725

Operating (loss) income	(3,762)	548	(6,476)	367

Other expense:
Interest expense	(749)	(373)	(1,648)	(1,161)
Other expense, net	(179)	(130)	(163)	(477)
Total other expense	(928)	(503)	(1,811)	(1,638)

(Loss) income before income taxes	(4,690)	45	(8,287)	(1,271)
Income tax (benefit) expense	(1,285)	215	(437)	(22)
Net loss	$(3,405)	$(170)	$(7,850)	$(1,249)

Loss per common share:
Basic and diluted	$(0.08)	$(0.00)	$(0.19)	$(0.03)

Weighted-average common shares:
Basic and diluted	41,637	40,754	41,353	40,202

HARVARD BIOSCIENCE, INC.

Condensed Consolidated Balance Sheets

(unaudited, in thousands)

	September 30, 2022	December 31, 2021
Assets
Cash and cash equivalents	$5,144	$7,821
Accounts receivables	15,023	21,834
Inventories	26,116	27,587
Other current assets	5,535	4,341
Total current assets	51,818	61,583
Property, plant and equipment	3,555	3,415
Goodwill and other intangibles	77,315	85,074
Other long-term assets	14,325	12,272
Total assets	$147,013	$162,344

Liabilities and Stockholders' Equity
Current portion, long-term debt	$2,720	$3,235
Other current liabilities	18,640	22,081
Total current liabilities	21,360	25,316
Long-term debt, net	46,534	45,095
Other long-term liabilities	7,140	8,532
Stockholders’ equity	71,979	83,401
Total liabilities and stockholders’ equity	$147,013	$162,344

HARVARD BIOSCIENCE, INC.

Condensed Consolidated Statements of Cash Flows

(unaudited, in thousands)

	Nine Months Ended
	September 30, 2022	September 30, 2021
Cash flows from operating activities:
Net loss	$(7,850)	$(1,249)
Adjustments to operating cash flows	5,165	8,547
Changes in operating assets and liabilities	1,158	(6,153)
Net cash (used in) provided by operating activities	(1,527)	1,145

Cash flows from investing activities:
Additions to property, plant and equipment	(1,355)	(837)
Additions to intangible assets	-	(150)
Net cash used in investing activities	(1,355)	(987)

Cash flows from financing activities:
Borrowing from revolving line of credit	7,800	2,500
Repayment of revolving line of credit	(4,650)	(4,000)
Repayment of term debt	(2,436)	(1,500)
Payments of debt issuance costs	-	(102)
Proceeds from exercise of stock options and stock purchases	346	2,909
Taxes related to net share settlement of equity awards	(1,167)	(2,653)
Net cash used in financing activities	(107)	(2,846)

Effect of exchange rate changes on cash	312	(81)
Decrease in cash and cash equivalents	(2,677)	(2,769)
Cash and cash equivalents at the beginning of period	7,821	8,317
Cash and cash equivalents at the end of period	$5,144	$5,548

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Three Months Ended September 30, 2022

(in thousands, except per share data)

				Settlement,
			Acquired	Restructuring,
		Stock-Based	Assets	Transformation	Income
Statement of Operations	GAAP	Compensation	Amortization	& Other	Taxes	ADJUSTED

Revenues	$26,922	-	-	-	-	$26,922
Cost of revenues	14,750	-	(7)	(1,441)	-	13,302
Gross profit	12,172	-	7	1,441	-	13,620

Gross Margin	45.2%					50.6%

Operating expenses:
Sales and marketing expenses	5,819	(147)	(1)	120	-	5,791
General and administrative expenses	6,324	(919)	(8)	(942)	-	4,455
Research and development expenses	2,763	(73)	(8)	(10)	-	2,672
Amortization of intangible assets	1,572	-	(1,572)	-	-	-
Settlement of litigation, net	(544)	-	-	544	-	-
Total operating expenses	15,934	(1,139)	(1,589)	(288)	-	12,918

Operating Expenses - % of Revenues	59.2%					48.0%

Operating (loss) income	(3,762)	1,139	1,596	1,729	-	702

Operating Margin	-14.0%					2.6%

Other expense:
Interest expense	(749)	-	-	-	-	(749)
Other expense, net	(179)	-	-	(80)	-	(259)
Total other expense	(928)	-	-	(80)	-	(1,008)

Loss before income taxes	(4,690)	1,139	1,596	1,649	-	(306)
Income tax benefit	(1,285)	-	-	-	1,244	(41)
Net loss	$(3,405)	$1,139	$1,596	$1,649	$(1,244)	$(265)

Loss per share	$(0.08)					$(0.01)

Diluted weighted average common shares	41,637					41,637

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Three Months Ended September 30, 2021

(in thousands, except per share data)

			Acquired
		Stock-Based	Assets	Restructuring,	Income
Statement of Operations	GAAP	Compensation	Amortization	Transformation	Taxes	ADJUSTED

Revenues	$29,663	-	-	-	-	$29,663
Cost of revenues	13,355	(32)	(15)	(94)	-	13,214
Gross profit	16,308	32	15	94	-	16,449

Gross Margin	55.0%					55.5%

Operating expenses:
Sales and marketing expenses	6,183	(149)	(2)	(261)	-	5,771
General and administrative expenses	5,458	(790)	(16)	(426)	-	4,226
Research and development expenses	2,660	(33)	(10)	(113)	-	2,504
Amortization of intangible assets	1,459	-	(1,459)	-	-	-
Total operating expenses	15,760	(972)	(1,487)	(800)	-	12,501

Operating Expenses - % of Revenues	53.1%					42.1%

Operating income	548	1,004	1,502	894	-	3,948

Operating Margin	1.8%					13.3%

Other expense:
Interest expense	(373)	-	-	-	-	(373)
Other expense, net	(130)	-	-	-	-	(130)
Total other expense	(503)	-	-	-	-	(503)

Income before income taxes	45	1,004	1,502	894	-	3,445
Income tax expense	215	-	-	-	580	795
Net (loss) income	$(170)	$1,004	$1,502	$894	$(580)	$2,650

(Loss) income per share	$(0.00)					$0.06

Diluted weighted average common shares	40,754					43,500

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Nine Months Ended September 30, 2022

(in thousands, except per share data)

				Settlement,
			Acquired	Restructuring,
		Stock-Based	Assets	Transformation	Income
Statement of Operations	GAAP	Compensation	Amortization	& Other	Taxes	ADJUSTED

Revenues	$84,908	-	-	-	-	$84,908
Cost of revenues	39,922	(88)	(27)	(1,598)	-	38,209
Gross profit	44,986	88	27	1,598	-	46,699

Gross Margin	53.0%					55.0%

Operating expenses:
Sales and marketing expenses	19,093	(493)	(4)	(250)	-	18,346
General and administrative expenses	18,630	(2,633)	(38)	(2,861)	-	13,098
Research and development expenses	9,480	(187)	(27)	(137)	-	9,129
Amortization of intangible assets	4,492	-	(4,492)	-	-	-
Settlement of litigation, net	(233)	-	-	233	-	-
Total operating expenses	51,462	(3,313)	(4,561)	(3,015)	-	40,573

Operating Expenses - % of Revenues	60.6%					47.8%

Operating (loss) income	(6,476)	3,401	4,588	4,613	-	6,126

Operating Margin	-7.6%					7.2%

Other expense:
Interest expense	(1,648)	-	-	-	-	(1,648)
Other expense, net	(163)	-	-	(80)	-	(243)
Total other expense	(1,811)	-	-	(80)	-	(1,891)

(Loss) income before income taxes	(8,287)	3,401	4,588	4,533	-	4,235
Income tax (benefit) expense	(437)	-	-	-	1,409	972
Net (loss) income	$(7,850)	$3,401	$4,588	$4,533	$(1,409)	$3,263

(Loss) income per share	$(0.19)					$0.08

Diluted weighted average common shares	41,353					42,665

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

Nine Months Ended September 30, 2021

(in thousands, except per share data)

		Stock-Based	Acquired Assets	Restructuring,	Income
Statement of Operations	GAAP	Compensation	Amortization	Transformation	Taxes	ADJUSTED

Revenues	$85,849	-	-	-	-	$85,849
Cost of revenues	37,757	(83)	(51)	(247)	-	37,376
Gross profit	48,092	83	51	247	-	48,473

Gross Margin	56.0%					56.5%

Operating expenses:
Sales and marketing expenses	17,299	(373)	(6)	(375)	-	16,545
General and administrative expenses	18,190	(2,593)	(49)	(2,380)	-	13,168
Research and development expenses	7,848	(87)	(32)	(408)	-	7,321
Amortization of intangible assets	4,388	-	(4,388)	-	-	-
Total operating expenses	47,725	(3,053)	(4,475)	(3,163)	-	37,034

Operating Expenses - % of Revenues	55.6%					43.1%

Operating income	367	3,136	4,526	3,410	-	11,439

Operating Margin	0.4%					13.3%

Other expense:
Interest expense	(1,161)	-	-	-	-	(1,161)
Other expense, net	(477)	-	-	-	-	(477)
Total other expense	(1,638)	-	-	-	-	(1,638)

(Loss) income before income taxes	(1,271)	3,136	4,526	3,410	-	9,801
Income tax (benefit) expense	(22)	-	-	-	2,365	2,343
Net (loss) income	$(1,249)	$3,136	$4,526	$3,410	$(2,365)	$7,458

(Loss) income per share	$(0.03)					$0.17

Diluted weighted average common shares	40,202					43,113

HARVARD BIOSCIENCE, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (unaudited)

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Operating income	$(3,762)	$548	$(6,476)	$367
Stock-based compensation expense	1,139	1,004	3,401	3,136
Acquired asset amortization	1,596	1,502	4,588	4,526
Settlements, restructuring and transformation costs	1,729	894	4,613	3,410
Adjusted operating income	702	3,948	6,126	11,439
Depreciation expense	364	420	1,122	1,311
Adjusted EBITDA	$1,066	$4,368	$7,248	$12,750